UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 23, 2012

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 – Other Events

Item 8.01      Other Events

On February 23, 2012, the Board of Directors of the Registrant approved a stock repurchase plan pursuant to which up to 3% of the Registrant’s outstanding shares of common stock or approximately 62,000 shares may be repurchased.  A copy of the press release dated February 27, 2012 announcing the adoption of the repurchase plan is filed as Exhibit 99 hereto and is incorporated by reference herein.

Section 9 –Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit 99 – Press Release Dated February 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: February 27, 2012	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer